                                                 SECURITIES AND EXCHANGE COMMISSION
                                                       WASHINGTON, D.C. 20549



                                                              FORM 8-K

                                                           CURRENT REPORT
                                                 PURSUANT TO SECTION 13 OR 15(d) OF
                                                 THE SECURITIES EXCHANGE ACT OF 1934

                                                  Date of Report (Date of earliest
                                                          event reported):

                                                          February 5, 2002

                                                         Aphton Corporation
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                                       (Exact name of registrant as specified in its charter)



              Delaware                                         0-19122                                95-3640931
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   (State or Other Jurisdiction of                     (Commission File Number)            (I.R.S. Employer Identification
           Incorporation)                                                                              Number)

                                     444 Brickell Avenue, Suite 51-507, Miami, Florida 33131-2492
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                                          (Address of principal executive offices) (zip code)

                                                           (305) 374-7338
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                                        (Registrant's telephone number, including area code)


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                                    (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On February 5, 2002, Aphton Corporation (the "Company") announced that the Company sold 1,345,000 shares of registered common stock at $12.70 per share for $17,081,500. UBS Warburg lead managed the transaction and Morgan Keegan & Company, Inc. acted as co-manager. The transaction is scheduled to close on Thursday, February 7, 2002.

          The  proceeds  of the  financing  will be used for  general  corporate
purposes,   including  to  fund  the  Company's  on-going  clinical  trials  and operations.

          A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state.

          The Company is a biopharmaceutical company in one Phase III and three Phase II clinical trials developing products using its innovative vaccine-like technology for neutralizing hormones that participate in gastrointestinal system and reproductive system cancer and non-cancer diseases; and for the prevention of pregnancy. The Company has several strategic alliances including strategic alliances with Aventis Pasteur (NYSE:AVE) and GlaxoSmithKline (NYSE:GSK).




ITEM 7.   EXHIBITS.

          (c)  Exhibits.

               99.1 Text of Press Release of the Company dated February 5, 2002.

                                    SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        APHTON CORPORATION
                                        (Registrant)

                                        By:  /s/ Frederick W. Jacobs
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                                           Name: Frederick W. Jacobs
                                           Title:  Vice President, Treasurer and
                                                   Chief Accounting Officer

Dated: February 5, 2002